Earnings Per Share	12 Months Ended
Sep. 30, 2024
Earnings per share [abstract]
Earnings Per Share
27.
EARNINGS PER SHARE

Basic and diluted earnings per share is calculated by dividing net profit attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the reporting year.

The calculation of earnings per share is as follows:

	Year ended September 30,
	2024	2023	2022
Weighted number of outstanding shares	187,599,357	182,721,369	182,721,369
Number of shares with dilutive effects	—	—	—
Weighted number of outstanding shares (diluted and undiluted)	187,599,357	182,721,369	182,721,369

Profit attributable to ordinary shareholders	191,602	75,022	187,111
Basic	1.02	0.41	1.02
Diluted	1.02	0.41	1.02

The Company`s management investment plan has no dilutive effect on the earnings per share calculation as all granted awards were settled by an immediate parent rather than by the Company itself. For further information please refer to Note 28 – Share-based compensation.